SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 12, 2001

Date of Report
(Date of earliest event reported)

CORILLIAN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Oregon	0-29291	91-1795219

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3400 NW John Olsen Place, Hillsboro, OR 97124

(Address of principal executive offices, including Zip Code)

(503) 629-3300

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

     (c)     Exhibits

99.1	Corillian Corporation Press Release issued December 12, 2001

Item 9. Regulation FD Disclosure

     On December 12, 2001, Corillian Corporation issued a press release announcing that it reached an agreement to settle the patent lawsuit brought by S1 Corporation against Corillian in March 2000. The press release is attached as Exhibit 99.1 to this Form 8-K.

     The terms of the settlement and license will not have a material effect on Corillian’s financial condition or operating results.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORILLIAN CORPORATION

Dated: December 12, 2001	By	/s/ Steven Sipowicz

Steven Sipowicz Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Corillian Corporation Press Release issued December 12, 2001